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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2016

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition.

On May 19, 2016, Advance Auto Parts, Inc. (the "Company") issued a press release setting forth its financial results for its first quarter ended April 23, 2016. This release includes forward looking statements including, but are not limited to, statements related to the Company's 2016 fiscal year.

The Company's financial results for the first quarter ended April 23, 2016 and April 25, 2015 include General Parts International, Inc. ("GPI") integration costs, store consolidation costs, support center restructuring expenses and amortization of GPI acquired intangible assets. As a result of these expenses, the Company’s financial results for these periods include certain non-operational expenses. Thus, the Company’s financial results have been presented in this press release on both a generally accepted accounting principles ("GAAP") basis and on an adjusted basis to exclude the integration costs, store consolidation costs, restructuring expenses and amortization recognized in the respective periods. The Company has provided the required reconciliation of the financial results reported on an adjusted basis to the most directly adjusted GAAP basis and has provided an explanation as to why the financial results presented on a non-GAAP basis are useful to investors.

The press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Named Executive Officer

On May 19, 2016, the Company announced that it has mutually agreed with Mr. Michael A. Norona, Executive Vice President and Chief Financial Officer, that he will be leaving the Company.

Mr. Norona will continue serving as the Company’s Chief Financial Officer while the Company’s external search for a new Chief Financial Officer is in process. Once a new Chief Financial Officer is named, Mr. Norona will also remain available to assist with the transition of his responsibilities for a period of time following such appointment. The terms and conditions of Mr. Norona’s separation and release agreement have not been finalized.

Mr. Norona’s departure is not the result of any disagreement regarding the Company’s operations, financial reporting or accounting policies, procedures, estimates or judgments.

Item 7.01 Regulation FD Disclosure.

On May 19, 2016, the Company issued a press release which contained the announcement of the departure of Michael A. Norona, Executive Vice President and Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release, dated May 19, 2016, issued by Advance Auto Parts, Inc.

Note: The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 19, 2016	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated May 19, 2016, issued by Advance Auto Parts, Inc.